UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 23, 2021

Everest Consolidator Acquisition Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-41100	86-2485792
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

4041 MacArthur Blvd Newport Beach, California	92660
(Address of Principal Executive Offices)	(Zip Code)

(949) 610-0835

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of Class A common stock and one-half of one Warrant	MNTN.U	New York Stock Exchange
Class A Common Stock, par value $0.0001 per share	MNTN	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50 per share	MNTN WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On November 29, 2021, Everest Consolidator Acquisition Corporation (the “Company”) consummated its initial public offering (the “IPO”) of 17,250,000 units (the “Units”), including 2,250,000 Units sold pursuant to the full exercise of the underwriters’ option to purchase additional Units to cover over-allotments. Each Unit consists of one share of Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), of the Company and one-half of one redeemable warrant of the Company (the “Warrants”), with each whole Warrant entitling the holder thereof to purchase one whole share of Class A Common Stock for $11.50 per share. The Units were sold at a price of $10.00 per unit, generating gross proceeds to the Company of $172,500,000.

In connection with the IPO, the Company entered into the following agreements previously filed as exhibits to the Company’s registration statement on Form S-1 (File No. 333-260343) (the “Registration Statement”):

•	An Underwriting Agreement, dated November 23, 2021, between the Company and BofA Securities, Inc., attached hereto as Exhibit 1.1 and incorporated herein by reference.

•

An Investment Management Trust Agreement, dated November 23, 2021, between the Company and American Stock Transfer & Trust Company, LLC, as trustee, attached hereto as Exhibit 10.1 and incorporated herein by reference.

•

A Public Warrant Agreement, dated November 23, 2021, between the Company and American Stock Transfer & Trust Company, LLC, as warrant agent, attached hereto as Exhibit 4.1 and incorporated herein by reference.

•

A Private Warrant Agreement, dated November 23, 2021, between the Company and American Stock Transfer & Trust Company, LLC, as warrant agent, attached hereto as Exhibit 4.2 and incorporated herein by reference.

•

A Registration Rights Agreement, dated November 23, 2021, between the Company and Everest Consolidator Sponsor, LLC (the “Sponsor”), attached hereto as Exhibit 10.2 and incorporated herein by reference.

•	A Private Placement Warrants Purchase Agreement, dated November 23, 2021, between the Company and the Sponsor, attached hereto as Exhibit 10.3 and incorporated herein by reference.

•	A Letter Agreement, dated November 23, 2021, between the Company and the Sponsor, attached hereto as Exhibit 10.4 and incorporated herein by reference.

•	Letter Agreement, each dated November 23, 2021, between the Company and each of its officers and directors, attached hereto as Exhibits 10.5-10.9 and incorporated herein by reference.

•	Indemnity Agreements, each dated November 23, 2021, between the Company and each of its officers and directors, attached hereto as Exhibits 10.10-10.14 and incorporated herein by reference.

•	An Administrative Support Agreement, dated November 23, 2021, between the Company and the Sponsor, attached hereto as Exhibit 10.15 and incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

Simultaneously with the closing of the IPO, the Company completed the private sale of 6,333,333 warrants (the “Private Placement Warrants”) at a purchase price of $1.50 per Private Placement Warrant (the “Private Placement”), to the Sponsor, generating gross proceeds to the Company of $9,500,000. The Private Placement Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Sponsor has agreed not to transfer, assign or sell any of the Private Placement Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The Private Placement Warrants will not be redeemable for cash by the Company and will be exercisable on a cashless basis.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On November 23, 2021, the Company filed its Amended and Restated Certificate of Incorporation in the State of Delaware. The terms of the Amended and Restated Certificate of Incorporation are set forth in the Registration Statement and are incorporated herein by reference. A copy of the Amended and Restated Certificate of Incorporation is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

On November 23, 2021, the amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), previously approved by the Company’s board of directors to become effective upon the effectiveness of the Amended and Restated Certificate of Incorporation, became effective. The Amended and Restated Bylaws amend and restate the Company’s bylaws in their entirety. A copy of the Amended and Restated Bylaws is attached as Exhibit 3.2 hereto and is incorporated by reference herein.

Item 8.01.	Other Events.

As of November 29, 2021, a total of $175,950,000 of the net proceeds from the IPO and the Private Placement, which includes the $6,037,500 deferred underwriting commission, were placed in a U.S.-based trust account at J.P. Morgan Chase Bank, N.A. maintained by American Stock Transfer & Trust Company, LLC, acting as trustee. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its franchise and income taxes and expenses relating to the administration of the trust account, the proceeds from the IPO and the Private Placement held in the trust account will not be released until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly tendered in connection with a stockholder vote to amend the Company’s Amended and Restated Certificate of Incorporation (i) to modify the substance or timing of its obligation to allow redemption in connection with the Company’s initial business combination or to redeem 100% of its public shares if the Company does not complete its initial business combination within 15 months (or 18 months or 21 months, as applicable, if the Company exercises one or both of the two three-month extensions, as described in the Registration Statement) from the closing of the IPO or (ii) with respect to any other provisions relating to stockholders’ rights or pre-initial business combination activity, and (c) the redemption of all of the Company’s public shares if it has not completed its initial business combination within 15 months (or 18 months or 21 months, as applicable, if the Company exercises one or both of the two three-month extensions, as described in the Registration Statement) from the closing of the IPO, subject to applicable law.

On November 23, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO. On November 29, 2021, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

Exhibit No.	Description of Exhibits

1.1	Underwriting Agreement, dated November 23, 2021, between the Company and BofA Securities, Inc.

3.1	Amended and Restated Certificate of Incorporation, dated November 23, 2021.

3.2	Amended and Restated Bylaws, dated November 23, 2021.

4.1	Public Warrant Agreement, dated November 23, 2021, between the Company and American Stock Transfer & Trust Company, LLC, as warrant agent.

4.2	Private Warrant Agreement, dated November 23, 2021, between the Company and American Stock Transfer & Trust Company, LLC, as warrant agent.

10.1	Investment Management Trust Agreement, dated November 23, 2021, between the Company and American Stock Transfer & Trust Company, LLC, as trustee.

10.2	Registration Rights Agreement, dated November 23, 2021, between the Company and the Sponsor.

10.3	Private Placement Warrants Purchase Agreement, dated November 23, 2021, between the Company and the Sponsor.

10.4	Letter Agreement, dated November 23, 2021, between the Company and the Sponsor.

10.5	Letter Agreement, dated November 23, 2021, between the Company and Adam Dooley.

10.6	Letter Agreement, dated November 23, 2021, between the Company and W. Brian Maillian.

10.7	Letter Agreement, dated November 23, 2021, between the Company and Elizabeth Mora.

10.8	Letter Agreement, dated November 23, 2021, between the Company and Peter K. Scaturro.

10.9	Letter Agreement, dated November 23, 2021, between the Company and Jacqueline S. Shoback.

10.10	Indemnity Agreement, dated November 23, 2021, between the Company and Adam Dooley.

10.11	Indemnity Agreement, dated November 23, 2021, between the Company and W. Brian Maillian.

10.12	Indemnity Agreement, dated November 23, 2021, between the Company and Elizabeth Mora.

10.13	Indemnity Agreement, dated November 23, 2021, between the Company and Peter K. Scaturro.

10.14	Indemnity Agreement, dated November 23, 2021, between the Company and Jacqueline S. Shoback.

10.15	Administrative Support Agreement, dated November 23, 2021, between the Company and the Sponsor.

99.1	Press Release, dated November 23, 2021.

99.2	Press Release, dated November 29, 2021.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everest Consolidator Acquisition Corporation

Date: November 29, 2021	By:	/s/ Adam Dooley
	Name:	Adam Dooley
	Title:	Chief Executive Officer